                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):     May 1, 2000



                     PACIFIC AEROSPACE & ELECTRONICS, INC.

            (Exact name of registrant as specified in its charter)


  Washington                     0-26088                        91-1744587
(State or other                (Commission                     (IRS Employer
jurisdiction of                File Number)                 Identification No.)
incorporation or
organization)

    434 Olds Station Road, Third Floor, Wenatchee, WA              98801
      (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number,
including area code:                       (509) 667-9600
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Item 2.  Acquisition of Assets
------------------------------

On May 1, 2000, Skagit Engineering & Manufacturing, Inc. ("Skagit"), a wholly-owned subsidiary of Pacific Aerospace & Electronics, Inc. ("PA&E"), purchased substantially all of the assets of NOVA-TECH Engineering, Inc. ("Nova-Tech"), pursuant to an Asset Purchase Agreement, dated as of March 22, 2000 between PA&E, Skagit, Nova-Tech and the shareholders of Nova-Tech (the "Agreement").

Pursuant to the Agreement, Skagit paid Nova-Tech $50,000 in cash at closing, and Skagit assumed or paid off certain liabilities of Nova-Tech at closing. The purchase price was determined in arms-length negotiations between PA&E and Nova-Tech. The funds used to pay the purchase price were obtained from working capital.

Prior to the closing, PA&E was providing services to Nova-Tech under an Operating Agreement dated April 23, 1999. As of February 29, 2000, PA&E had loaned $2.5 million to Nova-Tech for working capital. These loans were made under the terms of two demand notes dated April 26, 1999 and August 5, 1999. The loans were each secured by substantially all of the assets of Nova-Tech. No other material relationship existed between Nova-Tech and PA&E or any affiliates, officers, directors or associates of PA&E.

Nova-Tech is a full service engineering firm of licensed professional engineers, who specialize in turn-key design and build, machine designs, engineering research and development, and total system engineering. Nova-Tech designs and builds high productivity tools, fixtures, and machines for the aerospace industry. PA&E currently plans to continue Nova-Tech's operations as part of PA&E's U.S. Aerospace Group - Engineering & Fabrication Division.

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Item 7.  Financial Statements and Exhibits
------------------------------------------

     (a) Financial Statements of the Business Acquired
         ---------------------------------------------

The financial statements of Nova-Tech required to be filed with this current report on Form 8-K are not included but will be filed by amendment, pursuant to
Item 7(a)(4) of Form 8-K within the 60 day period provided in that Item. PA&E anticipates that such amendment will be filed on approximately July 14, 2000.

     (b) Pro Forma Financial Information
         -------------------------------

The pro forma financial information required to be filed with this current report on Form 8-K is not included but will be filed by amendment, pursuant to
Item 7(a)(4) of Form 8-K within the 60 day period provided in that Item. PA&E anticipates that such amendment will be filed on approximately July 14, 2000.

     (c) Exhibits
         --------

The following is filed as an exhibit to this current report:

2.1 Asset Purchase Agreement, dated as of March 22, 2000, between Pacific Aerospace & Electronics, Inc., Skagit Engineering & Manufacturing, Inc., NOVA-TECH Engineering, Inc., and the Shareholders of NOVA-TECH Engineering, Inc./(1)/
___________________
     /1/ Incorporated by reference to the Company's Quarterly Report on Form 10-Q for the quarterly period ending February 29, 2000.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       PACIFIC AEROSPACE & ELECTRONICS, INC.


                       By:   /s/ Nick A. Gerde
                            ----------------------------------------------------
                            Nick A. Gerde
                            Chief Financial Officer, Vice President, Finance and Treasurer (Principal Financial and Accounting Officer)

Dated: May 12, 2000

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                                 EXHIBIT INDEX


Exhibit
Number    Description

2.1 Asset Purchase Agreement, dated as of March 22, 2000, between Pacific Aerospace & Electronics, Inc., Skagit Engineering & Manufacturing, Inc., NOVA-TECH Engineering, Inc., and the Shareholders of NOVA-TECH Engineering, Inc./(1)/


___________________
     /1/ Incorporated by reference to the Company's Quarterly Report on Form 10-Q for the quarterly period ending February 29, 2000.

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